UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2004

SOUTHWEST BANCORPORATION OF TEXAS, INC.

(Exact name of registrant as specified in charter)

Texas	000-22007	76-0519693
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4400 POST OAK PARKWAY
HOUSTON, TEXAS		77027
(Address of Principal Executive Offices)		(Zip Code)

(713) 235-8800
(Registrant’s Telephone Number, Including Area Code)

Item 7 (c). Exhibits.

     Exhibit 99.1 Presentation given May 12, 2004.

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition.

     On May 12, 2004, Southwest Bancorporation of Texas, Inc. presented information regarding the first quarter operational results at the Lehman Brothers 2004 Financial Services Conference. The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit. This information is being furnished pursuant to Item 9 and pursuant to Item 12 of Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORPORATION OF TEXAS, INC.
Dated: May 12, 2004.	By:	/s/ Laurence L. Lehman III
Laurence L. Lehman III
Controller

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INDEX TO EXHIBITS

Exhibit	Description
99.1	Presentation given May 12, 2004.

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